UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2017 (November 17, 2017)

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55146 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ X ]

Item 7.01	Regulation FD Disclosure.

Inland Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), is mailing a letter to stockholders notifying them that: (i) the Company intends to effectuate a 1-for-2.5 reverse stock split; (ii) the Company intends to transition to quarterly distributions; (iii) the Company’s share repurchase program has been modified to change the processing of repurchase requests from monthly to quarterly as a result of the move to quarterly distributions; and (iv) the Company intends to engage an investment bank. The full text of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Filed as Exhibit 99.2 to this Current Report, and incorporated by reference in this Item 7.01, is the text of a correspondence from the Company to financial advisors and broker dealers who participated in the Company’s public primary offering, notifying them of the actions described in the letter to stockholders referenced above and addressing frequently asked questions regarding the same.

The information in this Item 7.01 disclosure, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

Reverse Stock Split

On November 17, 2017, the Company’s board of directors approved a 1-for-2.5 reverse stock split (the “Reverse Stock Split”) of the Company’s shares of common stock (the “Shares”). The Reverse Stock Split is expected to take effect in January 2018 (the “Effective Time”), at the determination of management. At the Effective Time, every 2.5 issued and outstanding Shares will be converted into one Share. As a result of the Reverse Stock Split, the number of outstanding Shares will be reduced from approximately 88,977,378 to approximately 35,590,951.

Fractional shares will be issued in connection with the Reverse Stock Split. The Reverse Stock Split will apply to all of the Company’s outstanding Shares and therefore will not affect any stockholder’s relative ownership percentage. Stockholders will receive information from the Company’s transfer agent or their broker-dealer regarding their stockholdings following the Reverse Stock Split. Stockholders are not required to take any action to effectuate the exchange of their stock.

Quarterly Distribution and Share Repurchase Program

On November 17, 2017, the Company’s board of directors approved a change to the Company’s distribution policy to transition the payment of cash distributions from a monthly basis to a quarterly basis. Management anticipates this amended policy will result in reducing transactional costs related to the administration of distributions. The Company intends to continue to comply with the REIT distribution requirements and distribute no less than 90% of its taxable income. The amended distribution policy will become effective January 1, 2018. The Company expects that the board will choose a record date of the last business day of each calendar quarter, with the first quarterly distribution to be declared in March, 2018 and payable in April, 2018. Likewise, for the remainder of 2018, the Company expects that the board will declare the second quarterly distribution in June, payable in July, the third quarterly distribution in September, payable in October, and the fourth quarterly distribution in December, payable in January, 2019. The Company expects to pay the November, 2017 and December, 2017 distributions in December, 2017 and January, 2018, respectively, as previously planned. Stockholders who have elected to participate in the Company’s Amended and Restated Distribution Reinvestment Plan will continue to have their cash distributions reinvested to purchase additional Shares, including fractional shares, but on a quarterly basis beginning with any first quarter 2018 distribution declared. On November 17, 2017, the Company’s board of directors adopted an Amended and Restated Share Repurchase Program (the “Amended SRP”), which will become effective on January 1, 2018. The Amended SRP changes the processing of repurchase requests from a monthly to a quarterly basis to align with the move to quarterly distributions.

The description of the Amended SRP in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Amended SRP attached hereto as Exhibit 4.1 and incorporated herein by reference.

Investment Bank

The Company intends to engage an investment bank to assist it in exploring and evaluating potential strategies to better position the Company for future growth and enhanced stockholder value. The Company has not set a definitive timetable for completion of its evaluation, and there can be no assurances that this process will result in any change in strategy or any specific transaction being announced or completed.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

4.1	Amended and Restated Share Repurchase Program, effective January 1, 2018
99.1	Inland Real Estate Income Trust, Inc. letter to stockholders dated November 22, 2017
99.2	Inland Real Estate Income Trust, Inc. correspondence to Broker/Dealers and Financial Advisors including FAQs

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as “may,” “can,” “would,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “seek,” “appear,” or “believe.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, unforeseen events affecting the real estate industry or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K as of December 31, 2016 filed on March 15, 2017 and subsequent Form 10-Qs on file with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	November 22, 2017	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Vice President, Treasurer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amended and Restated Share Repurchase Program, effective January 1, 2018
99.1	Inland Real Estate Income Trust, Inc. letter to stockholders dated November 22, 2017
99.2	Inland Real Estate Income Trust, Inc. correspondence to Broker/Dealers and Financial Advisors including FAQs

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